Exhibit 99.1

Company Pr e s e n t a t i o n F A L L 2 0 2 1

Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 2

MARKET OPPORTUNITY addressing multi - billion dollar online learning markets in business and education. UNIQUE MODEL for transparent B2B business that creates an opportunity for growth and revenue for customers. PROVEN TECHNOLOGY that scales, with the efficiency and interoperability that customers need. SUCCESSFUL PRODUCTS that customers LOVE : strong focus on technology + design to create great user experiences. STRONG DIFFERENTIATION in markets that urgently need technology to meet the demand for growth. I n v es t m e n t Highlights 1 2 3 4 5 © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 3

AMESITE WINS S A L E S P R O D U C T T E C H N O L O G Y © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 4 Michigan Works! Southeast • State - of - the - art workforce training to MW!SE key te a m m e m b e r s Ford Motor Company Pilot • G l o b a l m a n a g e r s u p s k ill e d i n A I – d e m o n s t r a ti n g h i g h q u a li t y , s a t i s fa c t i o n a n d o u t c o m e s EWIE Group of Companies Pilot • G l o b a l t u r n k e y l e a r n i n g sy s t e m t h a t t r a c k s p e opl e , t e a m s a n d lo c a t io n s , e a s ily Warrior TechSource: Wayne State • L e a r n i n g e c o s y s t e m c a ll e d t h e m o s t a d v a nc e d i n t h e i n d u s t r y, t ra n s f o r m i n g a l u m n i o pp o r t u n i tie s fo r a d v a nc e m e n t inHub: The Henry Ford • E n t e r p r i s e - w i d e s o l u t i o n t h a t e n a b l e d t h e p a r t n e r to d e li v e r , d i g i ta ll y – a n d e ff e c t i v e l y • Artificial Intelligence to drive u np a r a ll e l e d e n g a g e m e n t an d g i v e t h e ability to continuously improve the user experience • Outstanding video streaming capabilities, right on the platform • T o p s e c u r it y , w i t h a n al y t i c s t o kee p p a r t n e r s ’ a n d u s e r d a t a s af e • Efficient infrastructure management to ma ke o p e r a t io n s e ff i c ie n t a n d s p ee d launches 98% Retention across all Amesite products Amesite is addressing enormous markets with a unique, scalable B2B SaaS solution that customers love – and is built to scale . “ “ The A m e s i t e p l a t f o r m m a d e i t e a s y f o r m e t o c o n t a c t t h e W S U i n s t r u c t o r w h e n I h a d q u e s t i o n s a n d I c o u l d d o i t a ll r i g h t f ro m m y s m ar t p h o n e ! – WSU Learner, 2021 The W S U c o u r s e b y A m e s i t e g a v e m e a c c e s s t o g r eat c o n t e n t – t h a t w a s t h e rea s o n I t oo k t h e c o u rs e ! – W S U L e a r n e r , 2 0 2 1

Meet A m e s i te Amesite's cloud - based platform + content creation services provide fully - managed, customized learning environments for businesses, non profits, government agencies and universities. Amesite is unique in its focus on the user experience for learning: for instructors, administrators and learners. © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 5

M i c r o s o f t Partner Technology in all economic sectors is moving faster than e v er a n d t h e r e i s a g r e at de m a n d fr o m pro f e ss i o n a l s fo r “ acc e ss i b l e co u r s e s t h a t k ee p t h e m u p t o d a t e . By empowering Amesite and putting their platform on Mi c r o s o f t A z u r e , w e c a n a p p r o ac h o u r p a r t n e r u n i v e r s i t i e s a r o u n d t h e c o u n t r y a n d g e t t he s e s o l u ti on s ou t t o people who need upskilling c o u r s e s b u t m a y n o t be a b l e t o re t u rn t o w h e re v e r t h e y g o t t h e i r d e g r ee f o r a f u l l s e m e s t e r - lo n g i n - pe rs o n c l a ss . " Tamer Erzurumlu D i r e c t o r o f P a r t n e r S t r a te g y Ed uc a t i o n a t M i c r o s o f t Am e s i t e as a M i c r o s o ft P a r tn e r is W e l l - Pos i t ion e d t o D r i v e Di g i t a l T r a n s f o r m a t i o n a n d Up s k il l P r o f e ss i o na l s A c r o s s M ar k e t s T H E I M P A C T Amesite, now in partnership with Microsoft, is equipped to: • Reach a vast network of professionals. • H e l p d e v e l o p n e w i nn o v a t i o n s i n auto n o m o us v e h i c l e t e chn o l o g y , b lo c k c h a i n , r e n e w a b l e e n e r g y a n d m o r e . • L a unc h t h e n e c e ss a r y p r o g r a m s t o k ee p learners upskilled – quickly and effectively. • D r i v e w o r k f o r c e d e v e l o p m e n t a nd p r o f e ss i o n a l u psk illi n g a t a n e x po n e n t i a ll y la r g e r s c a l e . A B O U T M I C R O S O F T Mi c r o s o f t is t h e la r g e s t a n d m o s t im p o r t a n t s of t w a r e c o m p a n y i n t h e w o r l d , w i th a ma r ket c a p o f n e a r ly $ 1 . 9 T . Am e s i t e is p r o u d t o b e a M i c r o s o f t Pa r t n e r and looks forward to leveraging the visibility of M i c r o s o f t ' s P a r t n e r s ol u t i o n s t o g r ow im p a c t a n d r e v e nu e . © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 6

KEY ACCOMPLISHMENTS • Won sales in five major sectors: Business, Non - Profit, Government, Higher Education and K - 12 • Won major, organization - wide sales to become sole L&D platform • Demonstrated industry - leading retention rates across all programs: 98% • Secured nameplate customers and delivered excellent customer reviews • Positioned for growth — just when the world of learning needs our solutions O u r m i s s i o n i s t o i m p r o v e t h e w a y t h e w o r l d l e a r n s . © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 7 M u s i c , re t a il , e v e n b a n k i n g , ha v e l e a p t a he a d w i t h u s e r t h a t a ll o w w o r k t o b e d o n e o r en t er t a i n m en t t o b e co n s u m e d . Ed u ca t i o n h as lagged. That will end. “ fr i e n d l y , e n g a g i n g p l a t fo r m s Dr. Ann Marie Sastry F o un d e r & C E O o n C a v u t o : C o a s t t o C o a s t Founded Closed first financing, built a team & launched first products. Launched full - stack, cloud - based solution Nasdaq IPO $AMST & sales in non - profit, university and enterprise Became a Microsoft Partner & entered government sector 2017 2018 2019 2020 2021 BUSINESS AND TECHNICAL AWARDS AND RECOGNITIONS

SL I D E T I T LE MODEL AND MARKETS © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 8 MO D E L : S A A S F L E X I B I L I T Y A N D S C A L A B I L I T Y , T A R G E T I N G H I G H M A R G I N + A R R H I G H E R E D 16.6M Learners https://nces.ed.gov/programs/coe/indicator_cha.asp#:~:text=In%20fall%202018%2C%20total%20un dergraduate,enrollment%20was%2013.2%20million%20students. E N T ER P R I S E $169B https:// www.statista.com/statistics/738412/size - of - the - workplace - training - market - north - america/ SETUP FEE ADAPTABLE: Amesite delivers custom, enterprise - wide systems, or n e w , s p e c i a li z e d o r t e c hn i c a l p r o gr a ms , b r a nd e d t o t he C u s t o m e r COURSE CREATION FEE FLEXIBLE: Amesite can build - from - scratch, from technical to introductory / general - interest courses and programs — or Customers ca n u s e t h e i r o w n co n t e n t MA I N T E N A NC E FEE RELEVANT: Amesite assures content stays up - to - date USER FEE SCALABLE: Manageable user fees enable course monitoring and customer service, leveraging infrastructure that supports growth https:// www.dol.gov/sites/dolgov/files/general/budget/2020/FY2020OperatingPlanAPT.pdf G O V E R N M E N T ( D O L T r a i n i n g & E m p l o y m e n t $3.6B Services Budget 2020)

E n t e r p r i s e Solutions The results we’ve seen so far are unparalleled, the technology has made the system scalable and easy to use and we can fully achieve our goals of inspiring that next generation of innovators and inventors.” Patricia Mooradian P r e si d e n t & C E O , Th e H e n r y F o r d M u s e u m Am e s i t e is a s o l u t i o n f o r EN T E R P R I S ES that scales easily. Delivering Courses & Programs to Upskill Flexibly • Ac c e s s t o b e s t - i n - c l a ss c o n t e n t a n d i n s t r u c t o r s — o n d em a n d • C o n t i n u o u s l y r e f r e s h ed e m p l o y e e le a r n i n g programs • Delivery of job - specific certifications for te a m s , q u i c k l y a n d e ff i c i e n tl y Delivering Whole Enterprise Solutions that Meet L&D Needs • Fully branded - to - Customer, AI - backed p l a t f o r m , c o m pl e t e w it h t h e e x a c t l e a r n i n g p r o d u c t s t h a t b u s i n e ss e s n ee d • F u l l i n t e g r a t i o n of t o p t i e r too l s , a n d c u s t o m - b u il t f e a t u r e s , d e liv e r e d o n - d e m a n d • Au t o - sc a li n g o u t - o f - t h e - bo x — n o a dd i t i o n a l c o m p l e x i t y f o r b u s i n e ss e s $151 B W o r l dw i d e m a r k e t re v e n u e s f ro m S aa S c o m p a n i e s b y 20 22 https:// www.gartner.com/en/newsroom/press - releases/2019 - 11 - 13 - gartner - forecasts - worldwide - public - cloud - revenue - to - grow - 17 - percent - in - 2020 93 % of C I O s i n d i c a t e t h e y ’ r e a l r e a d y a d o p t i n g o r a r e s oo n p l a nn i n g to a d o p t S aa S s o l u ti o n s https:// www.bmc.com/blogs/saas - growth - trends/ 73 % of or g a n i z a t i o n s w ill b e us i n g a ll o r m o s t l y S aa S so l u t i o n s b y 20 21 https:// www.bmc.com/blogs/saas - growth - trends/ “ © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 9

Higher Ed Solutions Am e s i t e is a s o l u t i o n f o r H I G HER ED that drives revenue for universities. “ We chose to partner with Amesite because they offer the most advanced online learning platform in the market today . The feedback from our students and instructors has been overwhelmingly positive.” Dr. Farshad Fotouhi De a n o f E n g i n ee r i n g , Wa y n e S t at e U n i v e r s i t y Delivering Ecosystems that Generate Revenue • Courses, programs and certificates d e liv e r e d o n a f u lly - m a n a ge d p l a t f o rm, e n a b li n g c ol l eg e s t o l a u nc h e f f i c i e n t l y • AI - backed platform matches content to c o u r s e s — c o n t i n u o u s l y • S t r a t eg i c c o n s u l t a t i o n e n a b l e s c o ll eg e s t o create certifications that have impact Delivering Experiences that Build Loyalty and ARR • D e liv e r y o f t h e p r o g r a m s n ee d e d — pa yin g o n l y a s - y o u - g o — br a nd e d t o u n i v e r s i t i e s, to meet their markets’ needs • Access to content, instructors and expert curation of content • B e s t - i n - c l a ss c u s t o m e r s e r v i c e — e n a b li n g growth without expanding or taxing u n i v e r s i t y i n f r a s t r u c t ur e $ 7 4 B G l o b a l O n li n e D e g r e e M a r k e t F o r e c a s t b y 20 25 https:// www.holoniq.com/notes/74b - online - degree - market - in - 2025 - up - from - 36b - in - 2019/ $319 B G l o b a l O n li n e E d u c a t i o n M a r k e t F o r e c a s t b y 20 25 https:// www.researchandmarkets.com/reports/4986759/global - online - education - market - forecasts - from © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 10

Go v e r n m e n t Solutions Am e s i t e is a s o l u t i o n f o r GO V E R N M E N T that drives revenue for agencies. “ Workforce upskilling and reskilling is needed more urgently now than ever, given the evolution of the work world. We chose Amesite to support our own workforce in their professional development journey because we believe in the power of their platform to support the engagement , and ultimately the success of our teams." Shamar Herron Ex e cu t i v e D i r e c t o r , Mi c h i g a n W o r ks ! S o u t h e a s t Delivering a Single, Easy to Use, Scalable Solution • H i g h - t e c h A I - po w e r e d o n li n e le a r n i n g environment that is easy to use and has out of t h e b o x s c a l a b l e • Easy implementation of integrations with t h e p r o g r a m s vi ta l to y o u r c o m p a n y li k e H R I S integration, backed with analytics • En g a g i n g d e li v e r y m e t h o d s t h a t k ee p e m p l o y ee s a c t i v e l y le a r n i n g Delivering State - of - the - Art Workforce Training • Readily available, custom branded platform w i t h c u s t o m c o n t e n t a n d t r a i n i n g c o u r s e s t h a t a r e r e l e va n t to t h e s k ill s y o u r w o r k f o r c e needs • Actionable insights and analytics with da s h b o a r ds u s e d t o t r a c k e m pl o y e e progress/performance, enabling a quick i m pl e m e n t a t io n o f i m p r o v e m e n t s • Industry leading data privacy and security po li c i e s a n d i n f r as t r u c t u r e t o k ee p y o u r i n f o r m a t io n s e c u r e 8 4 % of S t a t e G o v er n or s a g r ee d t h a t wo r k f o r c e d e v e l o p me n t i s a t o p p rio r it y f o r s t a t e a n d f e d e r a l e ff o r t s . https://www2.deloitte.com/content/dam/insights/us/articles/4697_Workforce - reinvention/DI_DR25_Government - business - closing - talent - gap.pdf%20September%201,2021 80% Inc r e a s e o f w o r k f o r ce d e v e lo p m e n t f u n di n g in N Y f r o m 2 0 1 9 - 2 0 20 https:// www.c2er.org/2019/10/state - investment - in - workforce - development - on - the - rise/ © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 11

T H F Case Study I a m a t e a c h e r b y h e a r t a n d I co m e f r o m a f a m ily ed u c a t o r s w a n t a cc es s t o “ of t e a c h e r s , s o I k n ow t h e b e s t p o ss i b l e r e s o u r c e s t h a t i n s p i r e t h e i r s t u d e n ts a n d ac t i v a t e t h e i r p o t e n t ial. inHub is the embodiment of that and Amesite’s technology is making it possible .” Lucie Howell Ch ie f L e a r n i n g O ff i c e r , Th e H e n r y F o r d M u s e u m The Henry Ford's inHub Advances T h e i r V i s i o n o f B e i n g a G l o b a l F o r c e f o r Innovation, Invention and Entrepreneurship T H E C H A L L E N G E T o i nc r e a s e a cc e ss t o Th e H e n r y F o r d’ s unparalleled collection of 26 MILLION primary and secondary source artifacts to p r o v i d e i n s i g h t s i n t o 3 0 0 y e a r s o f A m e r i c a n innovation, ingenuity and resourcefulness. And more importantly, to allow these artifacts and their stories to be translated into impactful experiences and lessons within a digital environment to impact and inspire users and educators around the globe in a powerful and engaging way. T H E A N S W E R The Henry Ford partnered with Amesite to d e li v e r i n H u b , a g l o b al r e s o u r c e a n d co mm un i t y f o r a c t i v a t i n g a n i nn o v a t i ve min d s et . T h is s p e c i a li z e d d i g it a l l e a r n i n g platform enables users to engage , interact an d e x p e r i en c e Th e H e n r y F o r d’ s c o ll e c t i o n s an d i t s s t o r i e s i n a w h o l e n e w w a y . A B O U T T H E H E NR Y F O R D The Henry Ford provides unique educational e x p e r i en c es b a sed o n a u thenti c o b j e c ts, st o r i es, a n d li v es f r o m A m e r i c a ' s t r a d i ti o n s o f i n g e nu i t y , r e s o u r c e f u l n e ss a n d i n n o v a tio n . Industry: Museums & Art Galleries, Hospitality Co m p a n y Si z e : 5 0 1 - 1 , 00 0 Lo c a ti o n : De a r b o r n , M i ch i g a n Software: Enterprise W A T C H T H E C A S E S T U D Y H E R E © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 12

WSU Case Study “ We are focused on making sure that professionals learn the latest and best technology. Having Amesite as a trusted partner has enabled us to scale very fast. Together, we are having greater impact. " Weisong Shi As s o c ia t e D e a n o f E n gi n ee r i n g, Wa y n e S t at e U n i v e r s i t y Wayne State University's Warrior T e c h S o u r c e f o r t h e E n t e r p ri s e En a b l e s Professionals to Be Future - Ready T H E C H A L L E N G E T o h e l p W a y n e S t a t e U n i v e r s i t y a l u m n i a n d p r o f e ss i o n a l s e x e c u t e o n t o d ay ' s a u t o m o ti v e t e c hn o l o g y an d pr o v i d e t h e m w it h e du c a t i o n al opportunities that allow upward movement in the t r a n s f o r m i n g f i e l d o f m o b ili t y . M o s t e n g i n ee r s d i d not graduate with degrees that covered in - demand to p i c s li ke el e c t r i c v ehi c l es, a u to n o m o u s v ehi c l es, o r the Inte r net o f T hi ng s – an d n o w r e qu i r e up s k i lli n g t o stay competitive in their fields. T H E A N S W E R Wayne State University partnered with Amesite to deliver Warrior TechSource , a holistic platform that provides fully online, on - demand courses with live i n s t r uc t o r s . T h e p l a t f o r m o ff e r s a s u p e r i o r w ay f o r WSU to upskill alumni and other professionals on d i g i t a l te c h n o l o g y a n d te c h n o l o g i e s o f t h e f u t u r e . T h e courses contain the latest findings on every topic they train on, in real - time, worldwide – delivered to stu d e n ts, w h e r e v er a n d w h e n e v er need e d . It i s the p e r f e c t s o l u ti o n f o r b us y pr o f e ss i o n a l s w h o wa n t to sta y r el e v a n t a n d a d v an c e t h e i r ca r ee r s . A B O U T W S U Wa y n e S t at e U n i v e r s i t y i s a p u b li c re s e a r c h un i v e r s i t y i n D e t r oi t , Mi c h i g a n . I t i s Mi c h i g a n ’ s t h i r d - la r g e s t un i v e r s i t y . I n d us t r y : Co ll e g e s & Un i v e r s i t i e s Co m p a n y Si z e : 1 , 00 1 - 5, 0 0 0 Lo c a ti o n : De t r o i t , M i ch i g a n S o f t w ar e : H i g h e r E d u c a t i o n W A T C H T H E C A S E S T U D Y H E R E © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 13

SL I D E T I T LE TECHNOLOGY A I - D R I V E N S C A L A B L E & S E C U R E B E S T - I N C L A S S F E A T U R E S A N D I N T E G R A B I L I T Y A M E S I T E U S E S A I T O I M P R O V E L E A R N I N G AI drives engagement with fresh, relevant content and analytics that give actionable insights. Amesite’s analytics architecture enables agile, continuous improvements. A M E S I T E U S E S B E S T - I N - C L A S S C O D E A N D A R C H I T E C T U R E Amesite’s platform is built with tools that enable integration with thousands of APIs and offers reliable, out - of - the box auto scalability. A M E S I T E T E C H N O L O G Y S U P P O R T S S I M P L E , S C A L A B L E DE S I G N S C U S T O M E RS L O V E If it’s easy to code, it’s hard to use. If it’s easy to use, it’s hard to code. Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase. © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 14

A I G R O W T H $126B by 2025 https:// www.statista.com/statistics/607716/worldwide - artificial - intelligence - market - revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20auto mation%2C%20and%20machine%20learning. © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 15 O N L I N E E D U C A T I O N G RO W T H $319B by 2025 https:// www.researchandmarkets.com/reports/4986759/global - online - education - market - forecasts - from S A A S F O R B U S I N E S S G R O W T H $623B by 2023 https:// www.prnewswire.com/news - releases/software - as - a - service - saas - market - could - exceed - 600 - billion - by - 2023 - 301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,a%20hold%20of%20such%20systems. IN V E S T M E N T L A N D S C A P E : A M E S IT E L E A R N I N G M A N A G E M E N T S Y S T E M S Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the “LMS.” Companies: Pluralsight [PS], Stride [LRN], Blackbaud [BLKB] C O N T E N T C U R A T O R S , P R O G R A M M A N A G E R S , S E R V I C E P R O V I D E R S We believe that the private sector will continue to spur advancements in learning markets. Companies: 2U [TWOU], Chegg [CHGG] P L A T F O R M S F O R T H E F U T U R E O F W O R K Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning. Companies: Workday [WDAY], Atlassian [TEAM]

L E A D E RS H I P A N D B O A RD F I N A N C E T E C H & I P P E O P L E & G R O W T H Dr. Ann Marie Sastry Founder, Chair & CEO Anthony Barkett, J.D. Barbie Brewer J. Michael Losh Gilbert S. Omenn, MD, Ph.D. Richard Ogawa, J.D. George Parmer • Former CEO and co - Founder of Sakti3 (acquired by Dyson in 2015 for $90M) • Recognized by President Obama at the White House in 2015 for her technology entrepreneurship • Her technology and business work have been featured in WSJ, Fortune, Forbes, The Economist, USA Today, The New York T i m e s a n d o n t h e c o v e r o f I n c . • Arthur F. Thurnau Professor (UM’s highest teaching honor) at the University of Michigan, 17 years • Recognized with some of the highest honors in her scientific fields • Co - authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.) • Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others • Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 16

SL I D E T I T LE T H A N K Y OU . F O L L O W O U R P RO G RE S S F O R R ES O U R C E S F O R I N V ES T M E N T © 2021 Amesite Inc. All Rights Reserved. Proprietary & Confidential. 17